UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
JULY 13, 2010

NASCENT WINE COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	82-0576512
(State or Other Jurisdiction of	(IRS Employer Identification No.)
Incorporation)

333-120949
 (Commission File Number)

12055 E. Broadway Blvd., Tucson, AZ, 85748
 (Address of Principal Executive Offices)

(619) 730 1604
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 12, 2010, Sandro Piancone, our Chief Executive Officer and a member of our Board of Directors, gave notice of his resignation as Chief executive Officer but has remained on the Board of Directors effective July 12, 2010.

Sandro Piancone has not advised us of any disagreement on any matter relating to our company's operations, policies or practices.

Sandro Piancone and Brian A. Zamudio will continue to serve on the Board of Directors.

Note change of address 12055 E. Broadway Blvd. , Tucson, AZ 85748. Change of telephone number 619 730 1604

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT WINE COMPANY, INC.

Date: July 15, 2010	By:	/s/ Sandro Piancone
Sandro Piancone
Board Member